
305

THEJONESGROUP

2011 First Quarter Earnings
April 27, 2011

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q1 Performance – Consolidated

($ in millions, except per share)	Q1-2011	Q1-2010
Total Revenue	$961	$887
Gross Profit	$331	$326
Gross Margin	34.4%	36.8%
SG&A	$268	$247
Operating Income	$63	$79
Net Income	$32	$41
Adjusted EPS	$0.38	$0.47

- Revenue increased from prior year 8.3%
- Wholesale and company-owned channels and core brand sales were strong;
  - -Higher level of replenishment in Better Apparel and Jeanswear segments
  - -Early shipping of available product in Jeanswear
- Gross margins challenged, as expected, by higher product costs, partially offset by selective price increases
- SG&A well controlled and reflects continued brand investment

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $307 million
  - Reflects tight working capital control
- Inventory at quarter end: $453 million, up 28% from prior year (or 23% excluding the acquired Stuart Weitzman business)
  - Inventory increased to support business growth
  - Inventory purchased to bring replenishment programs to normalized levels and in advance of cost increases
  - Inventory balance as of 4/03/2010 was unusually low
- Nothing drawn on credit facility as of 4/02/2011
  - Availability of $579 million
- Quarterly dividend: $0.05 per share
- Q1 2011 capital expenditures: ~ $33 million

Inventory



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$ in millions
Increase $99
Turns 4.7x
Turns 6.0x
Turns 5.5x
2009
2010
2011
New Brands $23
(1)
Replenishment $25
(2)
Replenishment Pricing $17
(3)
Current Fashion $11
(4)
Other $23
(5)

Inventory decreased 25% in 2010

Inventory increased 28% in 2011 due to:

(1) New brands and replenishment programs 6%

(2) Increase in number of weeks of replenishment supply 7%

(3) Early purchase of replenishment goods to secure lower prices 5%

(4) Increase in current season fashion goods due to business growth and early deliveries 3%

(5) Increase in prior season goods, net of loss reserves 5% and other 2%

Segment Performance (1)

($ in millions)	Q1 - 2011	Q1 - 2010
Revenue -		
Wholesale Better Apparel	$329	$320
Wholesale Jeanswear	$228	$221
Wholesale Footwear & Accessories	$299	$242
Retail	$145	$142
Operating Profit -		
Wholesale Better Apparel	$44	$59
Wholesale Jeanswear	$28	$36
Wholesale Footwear & Accessories	$30	$25
Retail	($25)	($23)
Operating Margin -		
Wholesale Better Apparel	13.3%	18.6%
Wholesale Jeanswear	12.1%	16.5%
Wholesale Footwear & Accessories	10.2%	10.1%
Retail	-17.2%	-16.3%

(1) Results include intersegment sales and margin for the wholesale segments.
Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2011 Guidance

($ in millions)	**Revenue**
Wholesale Better Apparel	$1,150 - $1,180
Wholesale Jeanswear	$820 - $850
Wholesale Footwear and Accessories	$1,240 - $1,270
Retail	$690 – $720
Licensing, Other and Eliminations	($150) – ($170)
Total Company	$3,750 - $3,850
Interest Expense	~ $51 Million
Equity in Income of Unconsolidated Affiliate	~ $2 Million
Effective Tax Rate	~37.5 %
Depreciation and Amortization	~ $90 Million
% of Net Earnings Applicable to Common Equity	~96.5 %
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 84 Million
Capital Expenditures	~ $75 -$85 Million

Full Year Brand Contribution


2010 Revenues
Jones New York 21%
Gloria Vanderbilt 8%
Easy Spirit 7%
Anne Klein 7%
l.e.i. 5%
Bandolino 4%
Stuart Weitzman 4%
Kasper 3%
Energie 2%
Other 16%
Nine West 23%


2011 Projected Revenues
Jones New York 20%
Gloria Vanderbilt 7%
Easy Spirit 7%
Anne Klein 6%
Stuart Weitzman 6%
l.e.i. 5%
Bandolino 4%
Kasper 3%
Energie 2%
Other 17%
Nine West 23%

Full Year Distribution Channels


2010 Actual
Upscale Department Stores 5%
Discounters 9%
Mass Markets 11%
Mid-tier Chains 14%
E-Com 2%
Company Operated Retail 17%
Department Stores 42%


2011 Projection
Upscale Department Stores 7%
Discounters 10%
Mass Markets 11%
Mid-tier Chains 13%
E-Com 2%
Company Operated Retail 17%
Department Stores 40%

Q1 2011 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q1 2011 Net Revenues				
Wholesale Better Apparel	$ 329	$ -		$ 329
Wholesale Jeanswear	228	-		228
Wholesale Footwear & Accessories	299	-		299
Retail	145	-		145
Licensing, Other and Eliminations	(40)	-		(40)
Total Company	$ 961	$ -		$ 961
Q1 2011 Gross Profit	$ 331	$ -		$ 331
Q1 2011 SG&A	$ 270	$ (2)	(a,b)	$ 268
Q1 2011 Segment (Loss) Income				
Wholesale Better Apparel	$ 44	$ -		$ 44
Wholesale Jeanswear	27	1	(a)	28
Wholesale Footwear & Accessories	29	1	(a,b)	30
Retail	(25)	-		(25)
Licensing, Other and Eliminations	(14)	-		(14)
Total Segment (Loss) Income	$ 61	$ 2		$ 63
Interest Expense	$ 21	$ (9)	(c)	$ 12
Net (Loss) Income allocated to Common Equity	$ 25	$ 6		$ 31
Net (Loss) Income allocated to Participating Shares	$ 1	$ -		$ 1
Total allocated net (loss) income	$ 26	$ 6		$ 32

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.
(b) Includes the amortization of the acquired order backlog from the acquisition of Stuart Weitzman.
(c) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q1 2010 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q1 2010 Net Revenues				
Wholesale Better Apparel	$ 320	$ -		$ 320
Wholesale Jeanswear	221	-		221
Wholesale Footwear & Accessories	242	-		242
Retail	142	-		142
Licensing, Other and Eliminations	(38)	-		(38)
Total Company	$ 887	$ -		$ 887
Q1 2010 Gross Profit	$ 326	$ -		$ 326
Q1 2010 SG&A	$ 250	$ (3)	(a-c)	$ 247
Q1 2010 Segment (Loss) Income				
Wholesale Better Apparel	$ 57	$ 2	(a,c)	$ 59
Wholesale Jeanswear	37	(1)	(c)	36
Wholesale Footwear & Accessories	24	1	(c)	25
Retail	(23)	-		(23)
Licensing, Other and Eliminations	(19)	1	(b,c)	(18)
Total Segment (Loss) Income	$ 76	$ 3		$ 79
Interest Expense	$ -	$ -		$ -
Net (Loss) Income allocated to Common Equity	$ 37	$ 2		$ 39
Net (Loss) Income allocated to Participating Shares	$ 2	$ 0		$ 2
Total allocated net (loss) income	$ 39	$ 2		$ 41

(a) Includes the amortization of the acquired order backlog and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, the closure of the Texas warehouse, and other charges not considered by management to be part of ongoing operations.